                                                                Exhibit 99.2
                                                                ------------


                      STATEMENT UNDER OATH OF PRINCIPAL
             FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES
                      RELATING TO EXCHANGE ACT FILINGS


I, W. Randolph Baker, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Anheuser-Busch Companies, Inc., and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Anheuser-Busch Companies, Inc.;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Anheuser-Busch Companies, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o    any amendments to any of the foregoing.



/s/ W. Randolph Baker
--------------------------
W. Randolph Baker
August 9, 2002                                     Subscribed and sworn to
                                          before me this 9 day of
                                          August, 2002.

                                          /s/ Deborah R. Wenger
                                          -----------------------------------
                                          Notary Public

                                          My Commission Expires:

                                                       12/3/2004
                                          -----------------------------------